INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 10 – INCOME TAXES

The significant components of income taxes attributable to continuing operations consisted of (in thousands):

	2011	2010	2009

Current:
Federal	$(39,708)	$16,959	$86,235
Foreign	15,368	32,402	22,607
State	566	(908)	779
Total current provision (benefit)	(23,774)	48,453	109,621
Deferred	18,115	43,481	9,565
Total provision (benefit)	$(5,659)	$91,934	$119,186

Rowan's provision for income taxes differs from that determined by applying the federal income tax rate (statutory rate) to income before income taxes, as follows (dollars in thousands):

	2011	2010	2009

Statutory rate	35%	35%	35%
Tax at statutory rate	$45,528	$125,837	$156,631
Increase (decrease) due to:
Foreign companies' operations	(59,349)	(25,711)	(7,335)
Extraterritorial income exclusion	(522)	-	(25,391)
State tax expense	81	(590)	512
Domestic production activities	-	(6,372)	(2,790)
Other, net	8,603	(1,230)	(2,441)
Total provision	$(5,659)	$91,934	$119,186

Temporary differences and carryforwards which gave rise to deferred tax assets and liabilities at December 31 were as follows (in thousands):

	2011		2010
	Current	Noncurrent	Current	Noncurrent

Deferred tax assets:
Accrued employee benefit plan costs	$26,519	$72,467	$16,788	$54,821
U.S. net operating loss	-	64,495	-	109,654
U.K. net operating loss	-	14,722	-	17,778
Other	4,874	10,861	3,473	12,403
Total deferred tax assets	31,393	162,545	20,261	194,656
Less: valuation allowance	-	(14,722)	-	(17,778)
Deferred tax assets, net of valuation allowance	31,393	147,823	20,261	176,878

Deferred tax liabilities:
Property, plant and equipment	-	615,319	-	609,321
Other	4,370	8,947	7,218	2,849
Total deferred tax liabilities	4,370	624,266	7,218	612,170
Net deferred tax asset (liability)	$27,023	$(476,443)	$13,043	$(435,292)

At December 31, 2011, the Company had approximately $184.2 million of net operating loss carryforwards in the U.S. expiring in 2028 and 2029.  In addition, the Company had a non-expiring net operating loss carryforward in the United Kingdom of approximately $55.6 million against which the Company has provided a full valuation allowance.  With the exception of the U.K. net operating loss, management has determined that no valuation allowances were necessary at December 31, 2011 and 2010, as anticipated future tax benefits relating to all recognized deferred income tax assets are expected to be fully realized when measured against a more likely than not standard.

Undistributed earnings of Rowan's foreign subsidiaries in the amount of approximately $203.7 million could potentially be subject to additional income taxes of approximately $3.2 million.  The Company has not provided any deferred income taxes on such undistributed foreign earnings because it considers them to be permanently invested abroad.

At December 31, 2011, 2010 and 2009, Rowan had $55.3 million, $51.0 million and $54.2 million, respectively, of net unrecognized tax benefits attributable to continuing operations, all of which would reduce the Company's income tax provision if recognized.   The Company does not expect to recognize significant increases or decreases in unrecognized tax benefits during the next twelve months.

The following table highlights the changes in the Company's gross unrecognized tax benefits during the years ended December 31 (in thousands):

	2011	2010	2009

Gross unrecognized tax benefits - beginning of year	$51,000	$54,200	$6,500
Gross increases - tax positions in prior period	4,300	-	37,600
Gross decreases - tax positions in prior period	-	(1,300)	-
Gross increases - current period tax positions	-	-	11,900
Settlements	-	-	-
Lapse of statute of limitations	-	(1,900)	(1,800)
Gross unrecognized tax benefit - end of year	$55,300	$51,000	$54,200

Interest and penalties relating to income taxes are included in current income tax expense.  At December 31, 2011, 2010 and 2009, accrued interest was $2.1 million, $0.9 million and $0.7 million, respectively, and accrued penalties were $1.1 million, $0.6 million and $0.4 million, respectively.  To the extent accrued interest and penalties relating to uncertain tax positions are not actually assessed, such accruals will be reversed and the reversals will reduce the Company's overall income tax provision.

Rowan's U.S. federal tax returns for 2006 through 2008 are currently under audit by the Internal Revenue Service (“IRS”), and 2002 and later years remain subject to examination.  Various state tax returns for 2005 and subsequent years remain open for examination.  In the Company's foreign tax jurisdictions, returns for 2006 and subsequent years remain open for examination.  Rowan is undergoing other routine tax examinations in various foreign, U.S. federal, state and local taxing jurisdictions in which the Company has operated.  These examinations cover various tax years and are in various stages of finalization.  Rowan believes that any income taxes ultimately assessed by any foreign, U.S. federal, state or local taxing authorities will not materially exceed amounts for which the Company has already provided.

In 2009, the Company recognized a $25.4 million tax benefit as a result of applying the facts of a third-party tax case to the Company's situation.  That case provided a more favorable tax treatment for certain foreign contracts entered into in prior years.  In 2011, the IRS issued an assessment contesting our claim.  The Company plans to vigorously defend its position and continues to believe it is more likely than not that the Company will prevail.  The Company has deferred recognition of a remaining $49.2 million estimated benefit in accordance with the accounting guidelines for income tax uncertainties.  In connection with the above, the Company has recorded a long-term receivable, which is included in other assets on the Consolidated Balance Sheet at December 31, 2011 and 2010, for the gross claim of approximately $74.6 million and a long-term liability of approximately $49.2 million.

Income from continuing operations before income taxes consisted of domestic entities' losses of $1.2 million in 2011, domestic entities' earnings of $260.3 million and $558.3 million in 2010 and 2009, respectively, foreign entities' earnings of $131.3 million and $118.7 million in 2011 and 2010, respectively, and foreign entities' losses of $57.2 million in 2009.